Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

Note 10: Income Taxes

CNH Industrial N.V. and its subsidiaries have substantial worldwide operations. The Company’s subsidiaries incur tax obligations in the jurisdictions in which they operate. The Company’s provision for income taxes as reported in its consolidated statements of operations for the year ended December 31, 2016 of $298 million consists almost entirely of the income taxes owed by the subsidiaries of CNH Industrial N.V.

The sources of income before taxes and equity in income of unconsolidated subsidiaries and affiliates for the years ended December 31, 2016, 2015, and 2014 are as follows:

	2016	2015	2014
	(in millions)
Parent country source	$(73)	$11	$(12)
Foreign sources	64	556	1,101
Income (loss) before taxes and equity in income of unconsolidated subsidiaries and affiliates	$(9)	$567	$1,089

The provision for income taxes for the years ended December 31, 2016, 2015 and 2014 consisted of the following:

	2016	2015	2014
	(in millions)
Current income taxes	$229	$263	$489
Deferred income taxes	69	97	(22)
Total income tax provision	$298	$360	$467

CNH Industrial N.V. is incorporated in the Netherlands, but the Company is a tax resident of the United Kingdom. The reconciliation of the differences between the provision for income taxes and the statutory rate is presented on the basis of the weighted average of the United Kingdom statutory main corporation tax rates in force over each of the Company’s calendar year reporting periods of 22% in 2014 and 20% in 2015 and 2016. A reconciliation of CNH Industrial’s income tax expense for the years ended December 31, 2016, 2015 and 2014 is as follows:

	2016	2015	2014
	(in millions)
Tax provision at the parent statutory rate	$(2)	$115	$234
Foreign income taxed at different rates	(11)	56	149
Change in valuation allowance	133	111	148
Italian IRAP taxes	22	6	38
Tax contingencies	(2)	26	(60)
Tax credits and incentives	(88)	(43)	(83)
Venezuela remeasurement and impairment charges	16	51	—
Non-deductible EC Settlement	160	—	—
Change in tax rate or law	14	23	—
Withholding taxes	11	8	7
Other	45	7	34
Total income tax provision	$298	$360	$467

The 2016 effective tax rate was impacted by the non-tax deductible charge of $551 million incurred in the first half of 2016 for the European Commission settlement. For more information on the European Commission Settlement, see “Note 13, Commitments and contingencies”.

During December 2016, the Company completed a corporate reorganization of its Latin American operations, resulting in a $59 million charge to tax expense, comprised of $58 million related to changes in valuation allowances booked against deferred tax assets in Brazil and Argentina and $1 million related to certain other basis adjustments.

At December 31, 2016, undistributed earnings in certain subsidiaries outside the United Kingdom totaled $5.3 billion for which no deferred tax has been recorded because the remittance of earnings from certain jurisdictions would incur no tax or such earnings are permanently reinvested. The Company has determined that the amount of unrecognized deferred tax liability relating to the $5.3 billion undistributed earnings is approximately $50 million and attributable to foreign withholding taxes in certain jurisdictions. Further, the Company evaluated the undistributed earnings from its joint ventures in which it owned 50% or less, and recorded $8 million of deferred taxes as of December 31, 2016. The repatriation of undistributed earnings to the United Kingdom is generally exempt from United Kingdom income taxes under a full participation exemption.

Deferred Income Tax Assets and Liabilities

The components of net deferred tax assets as of December 31, 2016 and 2015 are as follows:

	2016	2015
	(in millions)
Deferred tax assets:
Inventories	$96	$89
Warranty and campaigns	183	156
Allowance for credit losses	180	162
Marketing and sales incentive programs	326	347
Other risk and future charges reserve	216	200
Pension, postretirement and postemployment benefits	553	580
Measurement of derivative financial instruments	36	—
Research and development costs	423	395
Other reserves	359	400
Tax credits and loss carry forwards	767	712
Less: Valuation allowances	(1,490)	(1,361)
Total deferred tax assets	$1,649	$1,680
Deferred tax liabilities:
Property, plant and equipment	481	432
Measurement of derivative financial instruments	—	2
Other	315	330
Total deferred tax liabilities	796	764
Net deferred tax assets	$853	$916

Net deferred tax assets are reflected in the accompanying consolidated balance sheets as of December 31, 2016 and 2015 as follows:

	2016	2015
	(in millions)
Deferred tax assets	$937	$1,250
Deferred tax liabilities	(84)	(334)
Net deferred tax assets	$853	$916

Valuation Allowances

As of December 31, 2016, the Company has valuation allowances of $1,490 million against certain deferred tax assets, including tax loss carry forwards, tax credits and other deferred tax assets. These valuation allowances are primarily attributable to operations in Brazil, Germany, Italy and the United Kingdom.

CNH Industrial has gross tax loss carry forwards in several tax jurisdictions. The years in which these tax losses expire are as follows: $37 million in 2017; $141 million in 2018; $155 million in 2019; $115 million in 2020; $563 million in 2021 and beyond. CNH Industrial also has tax loss carry forwards of approximately $3 billion with indefinite lives. CNH Industrial has tax credit carry forwards mainly from the U.S. The years in which these tax credits expire are as follows: $2 million in 2019; $8 million in 2020; $91 million in 2021 and beyond.

Uncertain Tax Positions

The Company files income tax returns in multiple jurisdictions and is subject to examination by taxing authorities throughout the world. The Company has open tax years from 2003 to 2016. Due to the global nature of the Company’s business, transfer pricing disputes may arise and the Company may seek correlative relief through competent authority processes.

A reconciliation of the gross amounts of tax contingencies at the beginning and end of the year is as follows:

	2016	2015
	(in millions)
Balance, beginning of year	$325	$343
Additions based on tax positions related to the current year	30	31
Additions for tax positions of prior years	70	46
Reductions for tax positions of prior years	(65)	(72)
Reductions for tax positions as a result of lapse of statute	(10)	(10)
Settlements	(32)	(13)
Balance, end of year	$318	$325

As of December 31, 2016, there are $143 million of unrecognized tax benefits that if recognized would affect the effective tax rate.

The Company recognizes interest and penalties accrued related to tax contingencies as part of the income tax provision. During the years ended December 31, 2016, 2015 and 2014, the Company recognized expense of approximately $7 million, $2 million and $(8) million for income tax related interest and penalties, respectively. The Company had approximately $12 million, $16 million and $17 million of income tax related interest and penalties accrued at December 31, 2016, 2015and 2014, respectively.

At December 31, 2016, it is not reasonably possible to estimate the expected change to the total amount of unrealized benefit in the next twelve months. The Company does not believe the resolution of any outstanding tax examinations will have a material adverse effect on the Company’s financial position or its results of operations.